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                                                                    Exhibit 24.0

CONFORMED

                               POWERS OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints David J. O'Connor, as the true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Form MHC-1 Notice of Mutual Holding Company Reorganization ("Notice"), the Form MHC-2 Application for Approval of a Minority Stock Issuance by a Savings Association Subsidiary of a Mutual Holding Company ("Application") by Enfield Federal Savings and Loan Association, and the Registration Statement on Form SB-2 by New England Bancshares, Inc. and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision (the "OTS") or the U.S. Securities and Exchange Commission, respectively, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitute may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Notice, Application and the Registration Statement on Form SB-2 have been duly signed by the following persons in the capacities and on the dates indicated.

      NAME                                                   DATE
      ----                                                   ----

/s/ David J. O'Connor                                        February 15, 2002
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David J. O'Connor

President, Chief Executive Officer and Director
(principal executive officer, and
principal accounting and financial officer)
New England Bancshares, Inc.

President, Chief Executive Officer and Director
Enfield Federal Savings and Loan Association
(principal executive officer, and
principal accounting and financial officer)

/s/ Edward C. Allen                                          February 15, 2002
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Edward C. Allen
Chairman of the Board and Director
New England Bancshares, Inc.

Chairman of the Board and Director
Enfield Federal Savings and Loan Association

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/s/ Peter T. Dow                                               February 15, 2002
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Peter T. Dow
Director
New England Bancshares, Inc.

Director
Enfield Federal Savings and Loan Association

/s/ Myron J. Marek                                             February 15, 2002
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Myron J. Marek
Director
New England Bancshares, Inc.

Director
Enfield Federal Savings and Loan Association

/s/ Dorothy K. McCarty                                         February 15, 2002
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Dorothy K. McCarty
Director
New England Bancshares, Inc.

Director
Enfield Federal Savings and Loan Association

/s/ Robert T. Mercik                                           February 15, 2002
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Robert T. Mercik
Director
New England Bancshares, Inc.

Director
Enfield Federal Savings and Loan Association

/s/ Richard K. Stevens                                         February 15, 2002
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Richard K. Stevens
Director
New England Bancshares, Inc.

Director
Enfield Federal Savings and Loan Association

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s/ Richard M. Tatoian                                          February 15, 2002
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Richard M. Tatoian
Director
New England Bancshares, Inc.

Director
Enfield Federal Savings and Loan Association